EXHIBIT K

                                LOCK-UP AGREEMENT

                                                                 August 20, 2004

Sunrise Securities Corporation,
         as Placement Agent

The Buyers as set forth in
Schedule A hereto

Re:      Dendo Global Corp.

Ladies and Gentlemen:

      The undersigned understands that certain Buyers (as therein defined) have entered into a Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of August __, 2004, with Dendo Global Corp., a Nevada corporation (to be renamed TechAlt, Inc.) (the "COMPANY") providing for the sale (the "SALE") by the Company of certain Preferred Shares, Warrants and Additional Investment Rights (as such terms are defined in the Purchase Agreement) of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

      In consideration of the Buyers' agreement to purchase the Preferred Shares, Warrants and Additional Investment Rights, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Buyers representing at least a majority in interest of all Buyers, the undersigned will not, during the period from the date of this Agreement through (and including) the later to occur of (a) the date that is 180 days after the Closing Date and (b) the Effective Date (as defined in the Registration Rights Agreement, dated as of August __, 2004, among the Company and the Buyers (as therein defined)) (the "LOCK-UP TERMINATION DATE"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Buyers representing at least a majority in interest of all Buyers, it will not, during the period from the date of this Agreement through (and including) the Lock-Up Termination Date, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.


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      In  furtherance  of the  foregoing,  the Company,  and any duly  appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

      The undersigned understands that the Buyers are entering into the Purchase Agreement in reliance upon this Letter Agreement.

      This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.



                                      Very truly yours,

                                      James E. Solomon
                                      /s/
                                      ------------------------------------------



AGREED AND ACKNOWLEDGED:

DENDO GLOBAL CORP.


By: /s/
   -----------------------------------------
     Name:  David M. Otto
     Title: Secretary

                                   SCHEDULE A

                                   THE BUYERS

Cherokee Holdings II, LLC


Caldwell, Derek
641 Lexington Ave.
25th Floor
New York, NY 10022


Cranshire Capital LP
666 Dundee Rd.
Suite 1901
Northbrook, IL 60062
Attention: Mitchell Kopin


Crestview Capital Funds
95 Revere
Suite A
Northbrook, IL 60062
Attention: Stewart Flink
           Adam Blonsky


DKR Oasis
1281 East Main St.
3rd Floor
Stamford, CT 06902-3565
Attention: Ethan Benovitz


Iroquois Capital
641 Lexington Ave.
26th Floor
New York, NY 10022
Attention: Michael Chill


Smithfield Fiduciary LLC
c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, New York 10019
Attention:  Ari J. Storch
            Adam J. Chill